HIGHLAND FUNDS II

Highland Small-Cap Equity Fund

(the “Fund”)

Class A	Class C	Class R	Class Y
HSZAX	HSZCX	HSZRX	HSZYX

Supplement dated July 2, 2015 to the Statement of Additional Information (“SAI”) for the Fund, dated February 1, 2015, as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

On June 11, 2015, the Fund’s Board of Trustees (the “Board”) approved the termination of the Amended and Restated Sub-Advisory Agreement, dated as of February 8, 2013, by and among Highland Capital Management Fund Advisors, L.P. (the “Adviser”), Highland Funds II (the “Trust”), on behalf of the Fund, and Palisade Capital Management, L.L.C. (“Palisade” or the “Sub-Adviser”) (the “Agreement”) effective on June 30, 2015. Beginning on July 1, 2015, the Adviser will directly manage the assets of the Fund. There will be no change to the amount of the investment advisory fee that the Fund pays the Adviser as a result of the termination of the Agreement. All references to Palisade or the Sub-Adviser contained in the SAI, with respect to this Fund only, are hereby deleted in their entirety.

Effective July 1, 2015, the table following the first paragraph under the section entitled “Portfolio Managers-Other Accounts Managed and Ownership of Securities” beginning on page 61 of the SAI is updated for the Portfolio Managers of the Fund as follows: 1

Fund/Portfolio Manager	Other Registered Investment Companies[1]	Other Pooled Investment Vehicles	Other Accounts[1]	Dollar Range of Fund Securities Owned
Small-Cap Equity Fund

James D. Dondero	5 Accounts with $3.66 billion in total assets managed	None	None	$0

Michael D. Gregory	3 Accounts with $564.19 million in total assets managed	1 Pooled Investment Vehicle with $9.39 million in total assets managed, of which the fee for 1 Vehicle with $9.39 million in total assets is based on the performance of the Vehicle.	None	$0

1Information is as of June 30, 2015.

2Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR

FUTURE REFERENCE.

HFII-SUP-7/2/15